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                                                                 EXHIBIT (4)(ll)

                                    FORM OF
               WAIVER AND SECOND AMENDMENT TO TERM LOAN AGREEMENT

         THIS WAIVER AND SECOND AMENDMENT TO TERM LOAN AGREEMENT (the "AMENDMENT") is entered into effective as of January 31, 2001, among The Williams Companies, Inc., a Delaware corporation (the "COMPANY"), Credit Lyonnais New York Branch, as Administrative Agent (in such capacity, "ADMINISTRATIVE AGENT"), and certain LENDERS (herein so called) named on
SCHEDULE 2.1 (as amended and supplemented from time to time) of the Term Loan Agreement (as hereinafter defined).

                                    RECITALS

         A. The Company, Lenders, Commerzbank AG New York and Cayman Island Branches, as Syndication Agent, The Bank of Nova Scotia, as Documentation Agent, and Administrative Agent entered into that certain Term Loan Agreement dated as of April 7, 2000, as modified and amended pursuant to that certain First Amendment to Term Loan Agreement dated as of August 21, 2000 (such Term Loan Agreement, as so modified and amended, herein referred to as the "TERM LOAN AGREEMENT") which Term Loan Agreement has been further modified by that certain letter agreement (the "PRIOR WAIVER LETTER") dated as of November 6, 2000. Unless otherwise indicated herein, all terms used with their initial letter capitalized are used herein with their meaning as defined in the Term Loan Agreement, and all Section references are to Sections in the Term Loan Agreement.

         B. The Company has requested that the Lenders waive, modify and amend certain terms and provisions of the Term Loan Agreement and to terminate the Prior Waiver Letter.

         C. The Lenders are willing to so waive, modify and amend the Term Loan Agreement and to terminate the Prior Waiver Letter, as requested, in accordance with the terms and provisions set forth herein and upon the condition that the Company and the Determining Lenders shall have executed and delivered this Amendment and that the Company shall have fully satisfied the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, Administrative Agent and the Lenders hereby agree, as follows:

PARAGRAPH 1. AMENDMENT OF SECTION 1.1 OF THE TERM LOAN AGREEMENT. SECTION 1.1 of the Term Loan Agreement is hereby amended, as follows:

                  (a) The definition of "Consolidated Net Worth" in such SECTION
         1.1 is hereby amended and restated to read in its entirety as follows:

                  " "Consolidated Net Worth" of any Person means the Net Worth of such Person and its Subsidiaries on a Consolidated basis plus, in the case of the Company, the Designated Minority Interests to the extent not otherwise included; provided that, in no event shall the value ascribed to Designated Minority Interests for the Subsidiaries of the Company described in clauses (i) through (v) and (vii) of the definition of "Designated Minority Interests" exceed $136,892,000 in the aggregate."


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                  (b) The definition of "DEBT" in SECTION 1.1 is hereby amended and restated to read in its entirety as follows:

                  " "DEBT" means, in the case of any Person, (i) indebtedness of such Person for borrowed money, (ii) obligations of such Person evidenced by bonds, debentures or notes, (iii) obligations of such Person to pay the deferred purchase price of property or services (other than trade payables not overdue by more than sixty (60) days incurred in the ordinary course of business), (iv) monetary obligations of such Person as lessee under leases that are, in accordance with generally accepted accounting principles, recorded as capital leases,
                  (v) obligations of such Person under guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) of this definition and (vi) indebtedness or obligations of others of the kinds referred to in clauses (i) through (v) of this definition secured by any Lien on or in respect of any property of such Person; provided, however, that (x) Debt shall not include any obligation under or resulting from any agreement referred to in paragraph (y) of Schedule I; (y) in the case of the Company, Debt shall not include any contingent obligation of the Company relating to indebtedness incurred by any SPV, WCG or a WCG Subsidiary pursuant to the WCG Structured Financing; and (z) it is the understanding of the parties hereto that Debt shall not include any monetary obligations or guaranties of monetary obligations of Persons as lessee under leases that are, in accordance with generally accepted accounting principles, recorded as operating leases."

                  (c) The definition of "DESIGNATED MINORITY INTERESTS" in such
         SECTION 1.1 is hereby amended and restated to read in its entirety as follows:

                  " "DESIGNATED MINORITY INTERESTS" of the Company means, as of any date of determination, the total of the minority interests in the following Subsidiaries: (i) El Furrial, (ii) PIGAP II,
                  (iii) Nebraska Energy, (iv) Seminole, (v) American Soda, (vi) the Midstream Asset MLP, and (vii) other Subsidiaries, as presented in the Consolidating balance sheet of the Company, in an amount not to exceed in the aggregate $9,000,000 for such other Subsidiaries not referred to in items (i) through
                  (vi); provided that minority interests which provide for a stated preferred cumulative return shall not be included in "Designated Minority Interests."

                  (d) The following definitions are added to SECTION 1.1 of the Term Loan Agreement in appropriate alphabetical order:

                  " "MIDSTREAM ASSET MLP" means one or more master limited partnerships included in the Consolidated financial statements of the Company to which the Company has transferred or shall transfer certain assets relating to the distribution, storage and transportation of petroleum products and ammonia, including without limitation marine and inland terminals and related pipeline systems, including, without limitation, Williams Energy Partners L.P."


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                  " "SPV" is used as defined in the definition of "WCG
                  STRUCTURED FINANCING."

                  " "WCG STRUCTURED FINANCING" means a certain series of related transactions in anticipation of the spin-off of WCG pursuant to which WCG or a WCG Subsidiary shall obtain loans or equity contributions either directly from investors in the marketplace or through one or more special purpose vehicles (each, an "SPV"), which SPV or SPVs may be Subsidiaries of the Company. Principal of such loans and such equity contributions shall be in a cumulative amount after January 31, 2001 which does not exceed in the aggregate $1.5 billion. The Company may have a contingent obligation with respect to repayment of indebtedness or return on and of equity of the SPV (or SPVs), WCG or a WCG Subsidiary in regard to such transaction, which contingent obligation shall terminate in each case no later than four (4) years after the effective date of such transaction and shall be satisfied solely through the issuance of equity securities unless further sales of equity securities of the Company are not possible or will not result in additional net proceeds."

PARAGRAPH 2. WAIVERS. The Company has requested the waiver of, and each Lender hereby agrees to waive, certain provisions of the Term Loan Agreement for and in connection with the transactions described below:

                  (a) The Company or certain of its Subsidiaries are currently the owners of certain assets described on SCHEDULE A-1 hereto which the Company or such certain Subsidiaries wish to transfer to WCG and/or certain WCG Subsidiaries. In exchange for the transfer to WCG and/or certain WCG Subsidiaries of the assets listed on SCHEDULE A-1 and the assumption by the Company and/or its Subsidiaries of those certain liabilities of WCG or WCG Subsidiaries listed on SCHEDULE A-2, WCG and/or certain WCG Subsidiaries will transfer to the Company and/or its Subsidiaries the assets listed on SCHEDULE B-1 and will assume those certain liabilities of the Company and/or its Subsidiaries listed on SCHEDULE B-2. The Company hereby represents and warrants that such transaction is being entered into on terms and conditions reasonably fair in all material respects to the Company and its Subsidiaries.

                  The Company anticipates that it or one of its Subsidiaries may purchase certain assets of WCG or a WCG Subsidiary listed on SCHEDULE A-1 and enter into a Sale Lease-Back Transaction in which the Company or one of its Subsidiaries will lease such assets to WCG or a WCG Subsidiary. The Company hereby covenants that such transaction shall be entered into on terms and conditions reasonably fair in all material respects to the Company and its Subsidiaries. To the extent that such Sale Lease-Back Transaction may be, or may be deemed to be, an investment in WCG or a WCG Subsidiary, such transaction is prohibited by SECTION 8.9 of the Term Loan Agreement.

                  In connection with such asset exchange and the Sale Lease-Back Transaction, and only for purposes of such transactions, the Company requests that the Lenders waive the provisions of SECTION 8.9 to allow the Company and/or its Subsidiaries to effect the Sale Lease-Back Transaction, described in the preceding paragraph, and to acquire the equity interests and stock in WCG and certain WCG Subsidiaries, as described on SCHEDULE B-1, and to transfer assets to WCG and/or WCG Subsidiaries on the terms set forth above. Nothing herein shall be construed or deemed to permit the Company or its Subsidiaries to invest in or acquire stock or equity


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         interests in WCG or any of its Subsidiaries except to the extent described above. Nothing herein shall, or shall be deemed to, waive the provisions of SECTION 8.14 or any other provisions of the Term Loan Agreement applicable to the Sale Lease-Back Transaction, except as expressly set forth above with respect to SECTION 8.9.

                  (b) In connection with the WCG Structured Financing, and only with respect to such WCG Structured Financing, the Company requests that the Lenders waive:

                           (i) the provisions of SECTION 8.8 to allow consensual encumbrances and restrictions on the ability of any SPV (as defined above) to make or pay any distributions, dividends, loans or advances to the Company or its Subsidiaries; provided that such consensual encumbrances or restrictions (x) are pursuant to the documents governing the WCG Structured Financing and (y) restrict making or paying distributions, dividends, loans or advances of or on only those assets held by an SPV directly relating to the WCG Structured Financing; and

                           (ii) the provisions of SECTION 8.13 to allow the Company to be contingently liable for the obligations of any SPV, WCG or WCG Subsidiaries for payments relating to indebtedness or return on and of equity incurred by such entity pursuant to the WCG Structured Financing.

                  By its signature hereto, each Lender agrees to waive and does hereby waive (i) SECTION 8.9 to allow the Company and its Subsidiaries to acquire the equity interests and stock in WCG and certain WCG Subsidiaries, to the extent set forth above and to allow the Company and its Subsidiaries to act as lessor pursuant to the Sale Lease-Back Transaction described above involving assets listed on SCHEDULE A-1;
         (ii) SECTION 8.8 to allow consensual encumbrances and restrictions on the ability of any SPV to make or pay distributions, dividends, loans or advances to the Company or its Subsidiaries if such encumbrances and restrictions are pursuant to documents governing the WCG Structured Financing and apply only to assets of such SPV which are directly related to the WCG Structured Financing, and (iii) SECTION 8.13 to allow the Company or a Subsidiary to be contingently liable with respect to the indebtedness or return on and of equity incurred pursuant to the WCG Structured Financing. Nothing herein shall be deemed or construed to waive any other breach of SECTIONS 8.8, 8.9 or
         SECTION 8.13 of the Term Loan Agreement or to waive a breach of any other provision of the Term Loan Agreement or to require any similar or dissimilar waiver to be granted hereafter.

PARAGRAPH 3. AMENDMENT EFFECTIVE DATE. This Amendment shall be binding upon all parties to the Loan Papers on the last day upon which the following has occurred:

                  (a) Administrative Agent shall have received a certificate, in form and substance satisfactory to Administrative Agent, addressed to the Lenders, of a responsible officer of WCG and/or each relevant WCG Subsidiary as to (i) its title to those assets transferred to the Company pursuant to the transactions described in Paragraph 2 hereof, and (ii) the equity interests and shares of stock issued or to be issued to the Company pursuant to the transactions described in Paragraph 2 hereof; and


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                  (b) Counterparts of this Amendment shall have been executed and delivered to Administrative Agent by the Company, Administrative Agent, and the Determining Lenders or when Administrative Agent shall have received telecopied, telexed, or other evidence satisfactory to it that all such parties have executed and are delivering to Administrative Agent counterparts thereof.

Upon satisfaction of the foregoing conditions, (i) this Amendment shall be deemed effective on and as of January 31, 2001 (the "AMENDMENT EFFECTIVE DATE"), and (ii) the Prior Waiver Letter shall be and be deemed to be terminated and of no further force and effect.

PARAGRAPH 4. REPRESENTATIONS AND WARRANTIES. As a material inducement to Lenders to execute and deliver this Amendment, the Company hereby represents and warrants to Lenders (with the knowledge and intent that Lenders are relying upon the same in entering into this Amendment) the following: (a) the representations and warranties in the Term Loan Agreement and in all other Loan Papers are true and correct on the date hereof in all material respects, as though made on the date hereof; (b) no Default or Potential Default exists under the Loan Papers; and (c) the terms and provisions of the transactions described in Paragraph 2 hereof have been accurately and completely described herein and in the other documents provided to the Administrative Agent and the Lenders in connection herewith.

PARAGRAPH 5. MISCELLANEOUS.

         5.1 EFFECT ON LOAN DOCUMENTS. The Term Loan Agreement and all related Loan Papers shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Amendment Effective Date, all references to the "TERM LOAN AGREEMENT" shall be to the Term Loan Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any Rights of the Lenders under the Term Loan Agreement or any Loan Papers, nor constitute a waiver under the Term Loan Agreement or any other provision of the Loan Papers.

         5.2 REFERENCE TO MISCELLANEOUS PROVISIONS. This Amendment and the other documents delivered pursuant to this Amendment are part of the Loan Papers referred to in the Term Loan Agreement, and the provisions relating to Loan Papers set forth in SECTION 12 are incorporated herein by reference the same as if set forth herein verbatim.

         5.3 COSTS AND EXPENSES. The Company agrees to pay promptly the reasonable fees and expenses of counsel to Administrative Agent for services rendered in connection with the preparation, negotiation, reproduction, execution, and delivery of this Amendment.

         5.4 COUNTERPARTS. This Amendment may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes, and all of which constitute, collectively, one agreement; but, in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart. It is not necessary that all parties execute the same counterpart so long as identical counterparts are executed by the Company, each Determining Lender, and Administrative Agent.

         5.5 THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,


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CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO
UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         Executed as of the date first above written, but effective as of the Amendment Effective Date.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGES FOLLOW]









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         Signature Page to that certain Waiver and Second Amendment to Term Loan
Agreement dated effective as of January 31, 2001, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.


Address for notices
One Williams Center, Suite 5000                THE WILLIAMS COMPANIES, INC.,
Tulsa, Oklahoma 74172                          a Delaware corporation
Attention:  Treasurer
Telephone No.: (918) 573-5551
Facsimile No.: (918) 573-2065                  By:
                                                  ------------------------------
                                               Name:  James G. Ivey
                                               Title: Treasurer

With a copy to:

One Williams Center, Suite 4100
Tulsa, Oklahoma 74172
Attention: Associate General Counsel
Telephone No.: (918) 573-2613
Facsimile No.: (918) 573-4503









                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                             TO TERM LOAN AGREEMENT]

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         Signature Page to that certain Waiver and Second Amendment to Term Loan
Agreement dated effective as of January 31, 2001, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.


1301 Avenue of the Americas             CREDIT LYONNAIS NEW YORK BRANCH,
New York, New York 10019                as Administrative Agent and as a Lender


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


With a copy to:

1000 Louisiana Street, Suite 5360
Houston, Texas 77002
Attention: Mr. Robert LaRocque
Telephone No.: 713-753-8733
Facsimile No.: 713-751-0307












                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Waiver and Second Amendment to Term Loan Agreement dated effective as of January 31, 2001, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

1230 Peachtree Street, Suite 3500                  COMMERZBANK AG NEW YORK AND
Atlanta, Georgia 30309                             GRAND CAYMAN BRANCHES, as
Telephone: (404) 888-6518                          Syndication Agent, as a
Facsimile: (404) 888-6539                          Lender and as a
                                                   Designating Lender

                                                   By:
                                                      --------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                                                   By:
                                                      --------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------














                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Waiver and Second Amendment to Term Loan Agreement dated effective as of January 31, 2001, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.


                                        FOUR WINDS FUNDING CORPORATION,
                                        as a Designated Lender


                                        By COMMERZBANK AKTIENGESELLCHAFT, as
                                           Administrator and Attorney-in-Fact

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------










                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Waiver and Second Amendment to Term Loan Agreement dated effective as of January 31, 2001, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

1100 Louisiana Street, Suite 3000       THE BANK OF NOVA SCOTIA,
Houston, Texas 77002                    as Documentation Agent and as a Lender
Telephone:  (713) 759-3445
Facsimile:  (713) 752-2425
                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------










                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Waiver and Second Amendment to Term Loan Agreement dated effective as of January 31, 2001, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

1020 19th Street, NW, Suite 500         ABU DHABI INTERNATIONAL BANK INC.,
Washington, DC 20036                    as a Lender
Telephone: (202) 842-7956
Facsimile: (202) 842-7955
                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

With a copy to:


------------------------------------

------------------------------------
Attention:
          --------------------------
Telephone No.:
              ----------------------
Facsimile No.:
              ----------------------









                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Waiver and Second Amendment to Term Loan Agreement dated effective as of January 31, 2001, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

470 Park Avenue South                   BANK POLSKA KASA OPIEKI S.A.,
32nd Street, 15th Floor                 as a Lender
New York, New York
Telephone: (212) 251-1245
Facsimile: (212) 679-5910               By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------













                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Waiver and Second Amendment to Term Loan Agreement dated effective as of January 31, 2001, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

122 East 42nd Street, Suite 4405        BANQUE WORMS CAPITAL CORP.,
New York, New York 100168               as a Lender
Telephone: (212) 883-6330
Facsimile: (212) 883-6350
                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

With a copy to:


------------------------------------

------------------------------------
Attention:
          --------------------------
Telephone No.:
              ----------------------
Facsimile No.:
              ----------------------







                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Waiver and Second Amendment to Term Loan Agreement dated effective as of January 31, 2001, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

1 World Trade Center, Suite 3211        CHANG HWA COMMERCIAL BANK,
New York, New York 10048                LTD., NEW YORK BRANCH, as a Lender
Telephone: (212) 390-7049
Facsimile: (212) 390-0120
                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------














                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Waiver and Second Amendment to Term Loan Agreement dated effective as of January 31, 2001, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

1 World Trade Center, 48th Floor        THE DAI-ICHI KANGYO BANK, LTD., as a
New York, New York 10048                Lender
Telephone: (212) 432-6627
Facsimile: (212) 912-1879
                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

















                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Waiver and Second Amendment to Term Loan Agreement dated effective as of January 31, 2001, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

Two World Trade Center, Suite 7868      FIRST COMMERCIAL BANK - NEW YORK AGENCY,
New York, New York 10048                as a Lender
Telephone: (212) 432-5690
Facsimile: (212) 432-7250
                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

With a copy to:

Attention: Jeffrey Wang
Telephone No.: (212) 432-6590
Facsimile No.: (212) 432-7250













                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Waiver and Second Amendment to Term Loan Agreement dated effective as of January 31, 2001, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

380 Madison Avenue, 21st Floor          GULF INTERNATIONAL BANK,
New York, New York 10017                as a Lender
Telephone: (212) 922-2323
Facsimile: (212) 922-2309
                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------












                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Waiver and Second Amendment to Term Loan Agreement dated effective as of January 31, 2001, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

2 World Trade Center, Suite 2846        HAU NAN COMMERCIAL BANK, LTD.,
New York, New York 10048                as a Lender
Telephone: (212) 488-2330
Facsimile: (212) 912-1050
                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------













                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Waiver and Second Amendment to Term Loan Agreement dated effective as of January 31, 2001, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

150 East 42nd Street, 29th Floor        BAYERISCHE HYPO-UND
New York, New York 10017                VEREINSBANK AG, NEW YORK
Telephone: (212) 672-5446               BRANCH, as a Lender
Facsimile: (212) 672-5530
                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------













                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Waiver and Second Amendment to Term Loan Agreement dated effective as of January 31, 2001, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

245 Peachtree Center Avenue, Suite 2550         KBC BANK N.V., as a Lender
Atlanta, Georgia 30303
Telephone: (404) 584-5466
Facsimile: (404) 584-5465
                                                By:
                                                   -----------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------



                                                By:
                                                   -----------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------









                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Waiver and Second Amendment to Term Loan Agreement dated effective as of January 31, 2001, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

Grosse Bleiche 54-56                    LANDESBANK RHEINLAND-PFALZ,
Mainz, Germany 55092                    GIROZENTRALE,
Telephone: (011) 49-61-31-3580          as a Lender
Facsimile:
                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------















                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Waiver and Second Amendment to Term Loan Agreement dated effective as of January 31, 2001, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

Ursulinenstr. 2                         LANDESBANK SAAR GIROZENTRALE,
66111 Saarbrucken, Germany              as a Lender
Telephone: (011) 49-681-383-1476

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------













                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Waiver and Second Amendment to Term Loan Agreement dated effective as of January 31, 2001, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

Martensdamm 6                           LANDESBANK SCHLESWIG-HOLSTEIN
Kiel, Germany 24103                     GIROZENTRALE, as a Lender
Telephone: (011) 49-433-900-2783
Facsimile: (011) -49-431-900-2751
                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------












                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Waiver and Second Amendment to Term Loan Agreement dated effective as of January 31, 2001, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

811 Wilshire Boulevard, Suite 1900      LAND BANK OF TAIWAN, LOS ANGELES BRANCH,
Los Angeles, California 90017           as a Lender
Telephone: (213) 532-3789
Facsimile: (213) 532-3766
                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


With a copy to:


------------------------------------

------------------------------------
Attention:
          --------------------------
Telephone No.:
              ----------------------
Facsimile No.:
              ----------------------


















                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Waiver and Second Amendment to Term Loan Agreement dated effective as of January 31, 2001, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

2250 East 73rd Street, Suite 200        LOCAL OKLAHOMA BANK, N.A.,
Tulsa, Oklahoma 74136                   as a Lender
Telephone: (918) 494-3874
Facsimile: (918) 495-1284
                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------




















                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Waiver and Second Amendment to Term Loan Agreement dated effective as of January 31, 2001, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

299 Park Avenue, 17th Floor             NATIONAL BANK OF KUWAIT, S.A.K.,,
New York, New York 10171                GRAND CAYMAN BRANCH as a
Telephone: (212) 303-9878               Lender
Facsimile: (212) 888-2958

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------














                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Waiver and Second Amendment to Term Loan Agreement dated effective as of January 31, 2001, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

1200 Smith Street, Suite 3100           PARIBAS, as a Lender
Houston, Texas 77002
Telephone: (713) 982-1156
Facsimile: (713) 859-6915               By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
With a copy to:


------------------------------------

------------------------------------
Attention:
          --------------------------
Telephone No.:
              ----------------------
Facsimile No.:
              ----------------------


















                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Waiver and Second Amendment to Term Loan Agreement dated effective as of January 31, 2001, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

Wall Street Plaza                       THE ROYAL BANK OF SCOTLAND, PLC,
88 Pine Street, 26th Floor              as a Lender
New York, New York 10005-1801
Telephone: (212) 269-1706
Facsimile: (212) 480-0791               By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------














                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Waiver and Second Amendment to Term Loan Agreement dated effective as of January 31, 2001, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

277 Park Avenue, 6th Floor              THE SUMITOMO BANK, LIMITED,
New York, New York 10172                as a Lender
Telephone: (212) 224-4194
Facsimile: (212) 224-5188
                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------














                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Waiver and Second Amendment to Term Loan Agreement dated effective as of January 31, 2001, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

1251 Avenue of the Americas             THE INDUSTRIAL BANK OF JAPAN
New York, New York 10020                TRUST COMPANY
Telephone: (212) 282-4065               as a Lender
Facsimile: (212) 282-4250

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------














                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Waiver and Second Amendment to Term Loan Agreement dated effective as of January 31, 2001, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

55 East 52nd Street, 11th Floor         THE TOKAI BANK, LIMITED - NEW
New York, New York 10055                YORK BRANCH, as a Lender
Telephone: (212) 339-1052
Facsimile: (212) 832-1428
                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------














                 [SIGNATURE PAGE TO WAIVER AND SECOND AMENDMENT
                             TO TERM LOAN AGREEMENT]

                                 SCHEDULE A - 1

            ASSETS TO BE TRANSFERRED FROM TWC AND/OR ITS SUBSIDIARIES
                         TO WCG AND/OR WCG SUBSIDIARIES

1. Those certain three aircraft owned by Williams Aviation, Inc., or under contract for purchase by Williams Aviation, Inc, more specifically identified as follows:

                  Citation V - located in Chesterfield, Missouri, Tail
                  Number N352WC
                  Citation X - located in Tulsa, Oklahoma, Tail Number N358WC Citation Excel - scheduled for delivery by April 1, 2001, Tail Number N359WC

         The aggregate value of the three aircraft is $32,000,000.

2. That certain Williams Technology Center located in Tulsa, Oklahoma, and owned by the Williams Headquarters Building Company. The Williams Technology Center is constructing a fifteen story office building that will house various Williams energy and communications employees. It will be attached to the east-end of the existing Bank of Oklahoma Tower at the Plaza, Ground and Service levels. The building is bounded on the north by First Street, east by Cincinnati Avenue, south by Second Street, and west by the podium of the Bank of Oklahoma Tower. The building will contain 733,391 net rentable square feet and accommodate up to 4,000 employees.

3. That certain Parking Garage being constructed on the northeast corner of First Street and Cincinnati Avenue, directly south of the LaPetite Academy daycare center. The parking garage will be six levels tall and contain 1,029 parking spaces. It will be connected to the Williams Technology Center by pedestrian bridges west across Cincinnati and south across First Street.

         The aggregate value of the Williams Technology Center and the Parking Garage (items 2 and 3) is $85,000,000.

4. That certain Intercompany Note executed between TWC and Williams Communications, Inc., on September 8, 1999. The note is for seven years and has approximately $975 million outstanding, bears interest at rates equal to LIBOR, or an alternate base rate, plus a margin based on the debt rating of WCG's credit facility by Standard & Poor's and Moody's, plus 0.25% based on WCG's ratio of total debt to EBITDA greater than or equal to 6.0 to 1.0. Principal is paid quarterly beginning July 1, 2000.

         The value of the Intercompany Note is $630,000,000.

                                 SCHEDULE A - 2

                   LIABILITIES OF WCG AND/OR WCG SUBSIDIARIES
                  TO BE ASSUMED BY TWC AND/OR ITS SUBSIDIARIES

1. Payment obligations with respect to those certain building improvements, fixtures and equipment including all construction, design, flooring, food service equipment, security, audio equipment, video equipment, telecommunication equipment, furniture and fixtures, and related costs, including but not limited to material, labor, installation and taxes, as set forth in the Authorization for Expenditure(s) dated September 18, 2000.

         The aggregate value of the building improvements, fixtures and equipment is $160,000,000.

                                 SCHEDULE B - 1

            ASSETS TO BE TRANSFERRED FROM WCG AND/OR WCG SUBSIDIARIES
                         TO TWC AND/OR ITS SUBSIDIARIES

1. All losses or credit carryovers or other similar attributes of WCG not in existence on September 30, 1999, but arising thereafter, and utilized by Williams as part of its consolidated tax return for any consolidated returns filed following September 30, 1999, as described in the Tax Sharing Agreement dated September 30, 1999.

         The aggregate value is $317,000,000.

2. That certain Telecommunications Services Agreement dated January 5, 1995, between The Williams Companies, Inc. and Wiltel, Inc., and subsequently amended. WorldCom, as the successor to Wiltel, provides WCG a specific amount of long distance, frame relay and private line services free of costs other than its out of pocket expenses payable to third parties. WCG resells these services to Williams, its subsidiaries and affiliates at market rates. The term of the agreement is 35 years beginning January 1995.

         The value is $65,000,000.

3. Those certain two dark fibers capable of providing a minimum capacity up to an OC-12 along the entire length of the fiber optic facilities along Transco's main line pipelines from Houston, Texas to Manassas, Virginia and Washington, D.C. to Station 200 outside Philadelphia, Pennsylvania which include property in the states of Texas, Louisiana, Mississippi, Alabama, Georgia, South Carolina, North Carolina, Virginia, the District of Columbia, Maryland and Pennsylvania, including the dark fiber needed to connect the non-contiguous points along the Transco right of way (the "Transco Fiber"). The general description of this service is provided in that certain Construction, Operating, Maintenance Agreement dated January 1, 1997. The Transco Fiber excludes any incidental services required to support the dark fiber pair, such as collocation, power, and maintenance fees.

         The aggregate value is $15,000,000.

4. That number of shares of WCG Class A stock to be issued to TWC having an aggregate value equal to approximately $470 million, to be priced based upon the average of the high and low for each of the five business days beginning January 17, 2001 and ending January 23, 2001.

                                 SCHEDULE B - 2

                   LIABILITIES OF TWC AND/OR ITS SUBSIDIARIES
                  TO BE ASSUMED BY WCG AND/OR WCG SUBSIDIARIES

1. All incremental costs to be incurred by WCG in connection with the replacement of certain shared hardware, systems and applications that will need to be replicated upon the separation of the two companies. In addition, WCG will need to procure it own unique software licenses on everything from Microsoft products to the PeopleSoft applications. Also included in this category are those miscellaneous costs incurred to effect the spin-off of WCG from Williams.

         The aggregate value is $40,000,000.


                                      B-2